UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2014

SUBURBAN PROPANE PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-14222	22-3410353
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

240 Route 10 West Whippany, NJ	07981
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (973) 887-5300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 and 3.03	Entry into a Material Definitive Agreement; Material Modification to Rights of Security Holders.

On May 23, 2014, Suburban Propane Partners, L.P. (“Suburban”) and Suburban Energy Finance Corp. (together with Suburban, the “Issuers”), in connection with their previously announced tender offer and consent solicitation with respect to their outstanding 7 1/2% Senior Notes due 2018 (the “Notes”), entered into a Supplemental Indenture, by and among the Issuers and The Bank of New York Mellon, as trustee (the “Supplemental Indenture”), supplementing that certain Indenture, dated as of August 1, 2012, pursuant to which the Notes were issued (the “Indenture”).

The Supplemental Indenture effects certain amendments to the Indenture which were the subject of the consent solicitation in connection with the Issuers’ tender offer for the Notes, which was launched on May 12, 2014. These amendments eliminate substantially all of the restrictive covenants and eliminate or modify certain events of default and related provisions contained in the Indenture, in each case with respect to the Notes (but not with respect to the Issuer’s 7 3/8% Senior Notes dues 2021). The amendments will not, however, become operative until the Notes tendered in the tender offer are accepted for purchase by the Issuers pursuant to the terms thereof.

The description of the Supplemental Indenture in this Form 8-K is a summary and is qualified in its entirety by the terms of the Supplemental Indenture. A copy of the Supplemental Indenture is attached hereto as Exhibit 4.1 and incorporated herein by reference.

Item 8.01	Other Events.

On May 27, 2014, Suburban issued a press release announcing (i) the receipt of the requisite consents in connection with its previously announced tender offer and consent solicitation with respect to the Notes and (ii) the execution of the Supplemental Indenture. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

4.1	First Supplemental Indenture, dated as of May 23, 2014, relating to the 7 1/2% Senior Notes due 2018, among Suburban Propane Partners, L.P., Suburban Energy Finance Corp. and The Bank of New York Mellon, as Trustee.

99.1	Press Release of Suburban Propane Partners, L.P. dated May 27, 2014, announcing (i) the receipt of the requisite consents in connection with its previously announced tender offer and consent solicitation with respect to the Notes and (ii) the execution of the Supplemental Indenture.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUBURBAN PROPANE PARTNERS, L.P.

Date: May 27, 2014	By:	/s/ Michael A. Kuglin
	Name:	Michael A. Kuglin
	Title:	Vice President-Finance and Chief Accounting Officer

EXHIBIT INDEX

Exhibit

(d)	Exhibits:

4.1	First Supplemental Indenture, dated as of May 23, 2014, relating to the 7 1/2% Senior Notes due 2018, among Suburban Propane Partners, L.P., Suburban Energy Finance Corp. and The Bank of New York Mellon, as Trustee.

99.1	Press Release of Suburban Propane Partners, L.P. dated May 27, 2014, announcing (i) the receipt of the requisite consents in connection with its previously announced tender offer and consent solicitation with respect to the Notes and (ii) the execution of the Supplemental Indenture.